SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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           Date of Report (Date of earliest event reported):  March 1, 2010
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                        China Crescent Enterprises, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      0-14306                 84-0928627
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(State of Incorporation or     (Commission File Number)      (I.R.S. Employer
      Organization)                                          Identification No.)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas                    75254
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               (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040

Copies to:
                      Law Offices of Michael Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)      Departure of Directors

On March 2, 2010, China Crescent Enterprises, Inc. (the "Company") was informed of the untimely death of a member of its Board of Directors, Gen. Hugh G. Robinson (ret.), who passed away on March 1, 2010.

Gen. Robinson had served as a director of the Company, since February 2010, and will be greatly missed. The Board of Directors, executive officers and professional staff of the Company extend their deepest condolences to Gen. Robinson's family, close friends, and colleagues.














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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2010
                                    CHINA CRESCENT ENTERPRISES, INC.

                                     By: /s/ Philip J. Rauch
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                                         Philip J. Rauch
                                         Chief Financial Officer




























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